Property and Equipment	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

Note 4 — Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2022	2021
Lab equipment	$412,741	$860,433
Computer and equipment	72,064	72,062
Total property and equipment	$484,805	$932,495
Less: accumulated depreciation	(419,296)	(671,883)
Total property and equipment, net	$65,509	$260,612

During the year December 31, 2022, the Company recognized a gain of approximately $6.0 thousand after selling unused equipment with a net book value of approximately $0.1 million for proceeds of $0.1 million net of selling expenses.

Depreciation expense related to property and equipment for the years ended December 31, 2022 and 2021 was $0.1 million and $0.1 million, respectively.